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EXHIBIT 10.30

AMENDED AND RESTATED
PARK PLACE ENTERTAINMENT CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

AMENDED AND RESTATED
PARK PLACE ENTERTAINMENT CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

        The following constitutes the provisions of the Amended and Restated Park Place Entertainment Corporation Employee Stock Purchase Plan (the "Amended Plan"), effective as of July 1, 2000. The Amended Plan amends and restates the Park Place Entertainment Corporation Employee Stock Purchase Plan (the "Initial Plan") adopted effective on the date on which the Common Stock commenced trading on the New York Stock Exchange (the "Effective Date").

        1.    PURPOSE

        The purpose of this Plan is to provide Eligible Employees with an incentive to advance the best interests of Park Place Entertainment Corporation by providing a method whereby they may voluntarily purchase Common Stock at a favorable price and upon favorable terms. This Plan is not intended to meet the requirements of Section 423 of the Code.

        2.    DEFINITIONS

        Capitalized terms used herein which are not otherwise defined shall have the following meanings.

        "Account" shall mean the bookkeeping account maintained by the Company, or by a recordkeeper on behalf of the Company, for a Participant pursuant to Section 7(a).

        "Board" shall mean the Board of Directors of the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean the committee appointed by the Board to administer this Plan pursuant to Section 12.

        "Common Stock" shall mean the common stock, $0.01 par value per share, of the Company.

        "Company" shall mean Park Place Entertainment Corporation, a Delaware corporation.

        "Compensation" shall mean the following: regular wages and salary, overtime, shift premium, shift differential, vacation pay, incentive compensation, and bonuses. Compensation also includes amounts contributed as salary reduction contributions to any plan or program qualifying under Section 401(k), 125 or 129 of the Code; and tips, tokens and gratuities, but only to the extent that such tips, tokens and gratuities are actually reported as income subject to income tax withholding on Internal Revenue Service Form W-2 for an Eligible Employee. Any other form of remuneration is excluded from Compensation, including tip income (except as specifically provided above), prizes, awards, housing allowances, income resulting from the exercise of stock options or other acquisition of shares of Company stock, auto allowances, and other forms of imputed income.

        "Contributions" shall mean the amounts credited to the Account of a Participant pursuant to Section 7(a).

        "Eligible Employee" shall mean any employee of the Company or of any Participating Subsidiary, except that any employee who has not as of the Grant Date completed at least 12 months of continuous full-time employment or whose customary employment is for less than 30 hours per week shall not be an Eligible Employee. In addition, no person whose employment is subject to the terms of a collective bargaining agreement shall be an Eligible Employee, unless the terms of such agreement specifically extend the benefits of this Plan to such employee. For purposes of determining whether an employee has completed at least 12 months of continuous full-time employment, periods of employment with Hilton Hotels Corporation, Grand Casinos, Inc. and their "subsidiaries" (as determined in the same manner as provided below in the definition of a Subsidiary of the Company), with the Company, and with any Participating Subsidiary that was a Participating Subsidiary at the time of such employment, shall be included. Periods of employment with any such employers prior to the Effective Date shall be included. At the sole discretion of the Committee, periods of employment with a Subsidiary of the Company that was not a Participating Subsidiary at the time of such employment, with predecessors thereof, or with any other employer, may also be taken into account.

        "Exchange Act" shall mean the Securities Exchange Act of 1934 as amended from time to time, and the rules and regulations thereunder and interpretation thereof.

        "Exercise Date" shall mean the first business day of the first month following the end of the Offering Period.

        "Fair Market Value" shall mean the closing price of a Share on the New York Stock Exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding date), as reported in The Wall Street Journal. In the event the Common Stock is not listed on the New York Stock Exchange, the "Fair Market Value" shall be the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on The Nasdaq Stock Market ("NASDAQ") or, if such price is not reported, the mean of the bid and asked prices per Share on NASDAQ or, if such prices are not listed or reported, as determined by the Committee (or its delegate) in its discretion.

        "Grant Date" shall mean the first business day of each Offering Period commencing on or after the Effective Date.

        "Offering Period" shall mean the period of six consecutive months commencing on each January 1 and the period of six consecutive months commencing on each July 1; provided, however, that the first Offering Period shall be the period commencing on the Effective Date and ending on June 30, 1999.

        "Option" shall mean the nonqualified stock option to acquire Shares granted to a Participant pursuant to Section 8.

        "Option Price" shall mean the exercise price per share of an Option as determined in accordance with Section 8(b).

        "Participant" shall mean an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement pursuant to Section 6.

        "Participating Subsidiary" shall mean a Subsidiary which has been designated in writing by the Committee as a "Participating Subsidiary" and which by resolution of its board of directors or other governing body elects to participate in the Plan and to authorize the Board and the Committee to act on its behalf in all matters relating to the Plan.

        "Plan" shall mean the Initial Plan and this Amended and Restated Park Place Entertainment Corporation Employee Stock Purchase Plan, as amended from time to time.

        "Share" shall mean a share of Common Stock.

        "Subscription Agreement" shall mean the agreement filed by an Eligible Employee with the Company pursuant to Section 6 to participate in this Plan.

        "Subsidiary" shall mean any corporation or other entity in an unbroken chain of corporations or other entities (beginning with the Company) in which each corporation or other entity (other than the last corporation or other entity) owns, directly or in combination with the Company or one or more other Subsidiaries, stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one or more of the other corporations or other entities in the chain.

        "Termination of Employment" shall mean the cessation or termination of a Participant's employment with the Company or any Participating Subsidiary for any cause or reason whatsoever,

including but not limited to disability, death, or resignation, whether voluntary or involuntary, with or without cause or otherwise; but a change of employment from the Company or any Participating Subsidiary to the Company or any other Participating Subsidiary shall not be considered a Termination of Employment.

        3.    ELIGIBILITY

        Any person employed as an Eligible Employee on a Grant Date shall be eligible to participate in this Plan during the Offering Period commencing on such Grant Date, subject to the satisfaction by such person of the requirements of Section 6.

        4.    STOCK SUBJECT TO THIS PLAN; SHARE LIMITATION

        The total number of Shares to be made available for purchase under this Plan is 5,000,000 authorized and unissued or treasury shares of Common Stock, subject to adjustments pursuant to Section 17. The aggregate number of Shares an Eligible Employee may purchase under this Plan during each Offering Period shall not exceed 3,500 Shares, subject to adjustments pursuant to Section 17. In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan may be terminated in accordance with Section 18.

        5.    OFFERING PERIODS

        During the term of this Plan, the Company will offer Options to purchase Shares to all Participants during each Offering Period. Except as indicated by the third sentence of Section 6, each Option shall become effective on the Grant Date. The term of each Option is six months and shall end on the Exercise Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 18, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

        6.    PARTICIPATION

        An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by the Committee (or its delegate) in the manner prescribed by the Committee or its delegate. A Subscription Agreement must be filed with the Company prior to the applicable Grant Date for the first Offering Period for which such Subscription Agreement is intended to be effective, and must set forth the percentage of such Eligible Employee's Compensation to be credited to the Participant's Account as Contributions. Notwithstanding the preceding sentence, at the discretion of the Committee, a Subscription Agreement filed for an Offering Period but after the commencement thereof shall be given effect for Compensation for the portion of the Offering Period following the date of receipt of such Subscription Agreement by the Committee, as well as for Compensation for subsequent Offering Periods to the extent provided below. An Eligible Employee may elect to contribute, in whole percentages, not less than 1% and not more than 10% of such Eligible Employee's Compensation during an Offering Period; provided, however, that a Participant may not make Contributions in excess of $12,500 during any Offering Period. A Subscription Agreement shall evidence the authorization and consent by an Eligible Employee to the Company's withholding from his or her Compensation of the amount of his or her Contributions. A Subscription Agreement shall remain in force for subsequent Offering Periods, unless and until (i) an Eligible Employee executes and timely files a new Subscription Agreement modifying his or her deferral percentage or (ii) there is a termination, pursuant to the provisions of this Plan, of such Eligible Employee's participation in the Plan.

        7.    METHOD OF PAYMENT OF CONTRIBUTIONS

  (a)
  The Company shall maintain on its books, or cause to be maintained by a recordkeeper reporting to the Committee, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as of each such payday. A Participant may not make any additional payments into his or her Account. A Participant's Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any amounts distributed, pursuant to the terms hereof.

  (b)
  Payroll deductions shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date (or on such other date as may be determined by the Committee in circumstances described in the third sentence of Section 6), and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant or otherwise as provided in paragraph (c) of this Section and in Section 11.

  (c)
  A Participant may terminate his or her participation in this Plan, as provided in Section 11, by completing and filing with the Company, in such manner as the Committee (or its delegate) may prescribe, a new Subscription Agreement or such other form or notice that the Committee may prescribe or deem acceptable for this purpose. Such change shall be effective as soon as administratively practicable after its receipt by the Company.

        8.    GRANT OF OPTION

  (a)
  On each Grant Date, or on such other date as is determined pursuant to the parenthetical clause in Section 7(b) where relevant, each Eligible Employee who elects to participate during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date as provided in Section 9. The number of Shares subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Option Price (as determined pursuant to Section 8(b)). If the Committee so determines, the number of Shares subject to an Option, as initially determined under the preceding sentence, may be rounded down to the nearest whole number.

  (b)
  The Option Price per Share of the Shares subject to an Option shall be the lesser of: (i) 95% of the Fair Market Value of a Share on the applicable Grant Date, or (ii) 95% of the Fair Market Value of a Share on the applicable Exercise Date.

        9.    EXERCISE OF OPTION

        A Participant's Option for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the number of Shares subject to such Option shall be purchased at the Option Price with the balance of such Participant's Account. If any amount remains in a Participant's Account after the exercise of his or her Option on the Exercise Date, such amount shall be retained in the Participant's Account during the next Offering Period and used to pay the Option Price of Shares on the next Exercise Date, if he or she is a Participant during such Offering Period, or if he or she is not a Participant during such Offering Period, such amount shall be refunded to the Participant as soon as administratively practicable. The Shares purchased upon exercise of an Option shall be deemed to be transferred to the Participant on the applicable Exercise Date.

        10.    DELIVERY

        As soon as administratively practicable after each Exercise Date, but subject to compliance with the requirements of this Plan, including, without limitation, the provisions of Section 21 (relating to taxes), the Company shall either (i) deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option, or (ii) in the event the Company implements an alternative arrangement providing for delivery to a recordkeeping service that maintains records regarding the ownership of Shares by Participants, deliver such certificate or other evidence of ownership of such Shares to such recordkeeping service. In no event shall the Company be required to deliver a certificate or other evidence of ownership of a fractional Share. At the request of a Participant or, at the Committee's discretion, in connection with the delivery of a certificate for Shares purchased upon exercise of an Option, any fractional Share credited to the Participant shall be sold or otherwise liquidated by the Company or the recordkeeping service. The proceeds of any such sale, as reduced at the Committee's discretion by any selling expenses, or the proceeds of any other disposition of a fractional Share, shall (after subtraction of any amount required by law to be withheld) be paid to the Participant.

        11.    TERMINATION OF PARTICIPATION; TERMINATION OF EMPLOYMENT; REDUCTION IN SERVICE

  (a)
  A Participant may terminate his or her participation in the Plan during an Offering Period by giving written notice to the Company in such manner as the Committee (or its delegate) may determine. As soon as practicable after such notice is provided, the Participant's Contributions shall cease and no further Contributions shall be made for the Offering Period. Notwithstanding such termination, on the Exercise Date for such Offering Period the Participant's remaining Account balance shall be used to pay the Option Price of Shares pursuant to Section 9.

  (b)
  Upon a Participant's Termination of Employment with the Company or a Participating Subsidiary for any reason (including, but not limited to, death or retirement) at any time prior to an Exercise Date, the balance of the Participant's Account shall be paid in cash to him or her, or, in the event of such Participant's death, to the person or persons entitled thereto under Section 13, and such Participant's Option for the Offering Period shall be automatically terminated.

  (c)
  In the event that during an Offering Period the Committee determines that a Participant is no longer an Eligible Employee, the Participant's Contributions and participation in the Plan shall thereupon cease. Notwithstanding such termination of participation, the Participant's remaining Account balance shall be used on the Exercise Date for such Offering Period to pay the Option Price of Shares pursuant to Section 9.

  (d)
  A Participant's termination of participation in the Plan during an Offering Period for any reason precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement and such participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

        12.    ADMINISTRATION

        The Board shall appoint the Committee that shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, each Participant and his or her beneficiaries, spouse, estate and other heirs, and each Participating

Subsidiary. The composition of the Committee shall be in accordance with the requirements to obtain or retain any available exemption from Section 16(b) of the Exchange Act.

        13.    DESIGNATION OF BENEFICIARY

  (a)
  A Participant may file, in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant's Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other recipient as is determined pursuant to Section 13(b)) as soon as administratively practicable after the Company receives notice of such Participant's death, and any outstanding unexercised Option granted to such Participant shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other recipient as is determined pursuant to Section 13(b)) in cash as soon as administratively practicable after the Company receives notice of such Participant's death and such Participant's Option shall terminate. If a Participant is married at the time of filing of a designation of beneficiary and the designated beneficiary is not his or her spouse, the consent of the person then married to the Participant shall be required for such designation to be effective.

  (b)
  Beneficiary designations may be changed by a Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, the Company shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Company may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or to such other person as is determined by the Company to be entitled to such property under applicable law.

        14.    TRANSFERABILITY

        Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of Options or rights to receive Shares under this Plan may be assigned, transferred, pledged or otherwise disposed of by the Participant in any way (other than by will, the laws of descent and distribution, or as provided in Section 13). Any such attempt at assignment, transfer, pledge or other disposition shall be void and of no force or effect.

        15.    USE OF FUNDS; INTEREST; DIVIDENDS

        All Contributions received or held by the Company under this Plan will be included in the general assets of the Company and may be used for any corporate purpose, and need not be set aside in a segregated account. It is intended that the Plan constitute an "unfunded" plan for incentive compensation, and Participants shall have no interest in any amounts set aside by the Company to purchase Shares under the Plan or otherwise. No interest or dividends will be paid to any Participant or credited to his or her Account under this Plan.

        16.    REPORTS

        Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant's statement shall set forth, as of such Exercise Date, that Participant's Account balance immediately prior to the exercise of his or her Option, the Fair Market Value of a

Share, the Option Price, the number of Shares purchased and his or her remaining Account balance, if any.

        17.    ADJUSTMENTS OF AND CHANGES IN THE STOCK

        In the event that the Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason or merger, consolidation, recapitalization, stock split, combination of shares, or otherwise), or if the number of Shares shall be increased through a stock split or the payment of a stock dividend, then there shall be substituted for or added to each Share theretofore reserved for sale under this Plan, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share is entitled, as the case may be, for the number or kind of securities which may be sold under this Plan and the purchase price per Share shall be appropriately adjusted consistent with such change in such manner as the Committee (or its delegate) may deem equitable to prevent substantial dilution of enlargement of rights granted to, or available for, Eligible Employees under this Plan.

        In making any adjustments hereunder, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of either or both of legal counsel and independent accountants. The determination of the Committee as to adjustments, if any, shall be binding and conclusive.

        18.    TERM OF PLAN; AMENDMENT OR TERMINATION

  (a)
  The Initial Plan became effective on the Effective Date. The Plan as hereby amended and restated shall terminate at the close of business on the Exercise Date for the Offering Period ending December 31, 2008, unless sooner terminated pursuant to this Section 18.

  (b)
  The Board may at any time in its discretion modify or amend, in whole or in part, any provision of or otherwise alter, suspend or terminate this Plan as it may deem advisable, provided, however, that no such Board action may, without the consent of an Eligible Employee, adversely affect any Option theretofore granted to an Eligible Employee.

        19.    NOTICES

        All notices or other communications by a Participant to the Company or a Participating Subsidiary that are contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location or locations, or by the person or persons, designated by the Committee (or its delegate) for that purpose. If such a designation is not made, any such notice shall be addressed to the Company as follows: 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89109, Attention: Secretary.

        20.    CONDITIONS UPON ISSUANCE OF SHARES

        Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or other established securities market upon which the Shares may then be listed.

        As a condition precedent to the exercise of any Option, if, in the opinion of counsel for the Company such representation is necessary or appropriate under applicable law, the Company may require any person exercising such Option to represent and warrant that the Shares subject thereto are being acquired only for investment and without any present intention to sell or distribute such Shares.

        21.    WITHHOLDING OF TAXES

        Upon the exercise of an Option, the Participant to whom the Option was granted shall be required to pay to the Company the amount of any federal, state, local or foreign taxes which the Company is required to deduct, withhold or pay over with respect to the exercise of such Option, and the Company shall have the right to deduct from any wages or other compensation paid to the Participant by the Company (including through the withholding of Shares purchased upon the exercise of an Option, if then authorized by the Committee and applicable law) the amount of any tax required to be deducted, withheld or paid over with respect to an Option which is not otherwise paid. The Company shall not be required to make any delivery of any Shares under this Plan until the amounts of all taxes described in the preceding sentence relating to such Shares have been received by the Company.

        22.    ADDITIONAL RESTRICTIONS OF RULE 16b-3

        The terms and conditions of Options granted hereunder to, and the purchase of Shares by persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 promulgated thereunder ("Rule 16b-3"). This Plan shall be deemed to contain, and Options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as the Committee (or its delegate) may determine, in its discretion, are required by Rule 16b-3 to qualify for the maximum exemption available from Section 16 of the Exchange Act.

        23.    GOVERNMENT REGULATIONS

        This Plan, the grant of Options and the transfer by the Company of Shares pursuant to the exercise of Options hereunder, and all related transactions between the Company and the Participant shall be subject to all applicable federal, state, local and foreign laws, rules and regulations and to such approvals by regulatory or governmental agencies as may be required.

        24.    EMPLOYEE'S RIGHTS

        Nothing in this Plan shall confer on any Eligible Employee any right to continue in the service of the Company or any Subsidiary, or prevent, interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Eligible Employee's employment or service on the Board at any time. No employee shall have any rights as a shareholder until a certificate for Shares has been issued in the Participant's name (or such Shares have otherwise been delivered pursuant to Section 10) following exercise of his or her Option.

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  EXHIBIT 10.30
AMENDED AND RESTATED PARK PLACE ENTERTAINMENT CORPORATION EMPLOYEE STOCK PURCHASE PLAN